UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

_____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2021

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KLDiscovery Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38789	61-1898603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8201 Greensboro Dr. Suite 300 McLean, VA	22102
(Address of principal executive offices)	(Zip Code)

(703) 288-3380

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On March 17, 2021, KLDiscovery Inc. (“KLDiscovery” or the “Company”) issued a press release reporting its financial results for the year ended December 31, 2020. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information furnished with this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such a filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 16, 2021, William Darman, a Class C director of the Company, with a term ending at the Company’s 2022 annual meeting of stockholders, resigned from the Company’s Board of Directors (the “Board”) with immediate effect.  On March 17, 2021, the Company announced that the Board has appointed Arjun Shah as a Class C director of the Company to fill the vacancy on the Board, with a term ending at the Company’s 2022 annual meeting of stockholders. Mr. Shah is a Vice President with The Carlyle Group (“TGC”) focused on investment opportunities in the technology, media and telecom sectors. Prior to joining TGC, Mr. Shah was with Tinicum Incorporated and Blackstone.  The Board has determined that Mr. Shah is an independent director under the Company’s corporate governance guidelines. Mr. Shah was designated by funds affiliated with TCG to serve on the Board pursuant to the Stockholders’ Agreement. There are no other transactions involving the Company and Mr. Shah that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

Mr. Shah will have the same director indemnification arrangement as the Company’s other directors, the form of agreement for which was filed with the SEC on December 26, 2019 as Exhibit 10.13 to the Company’s Current Report on Form 8-K

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.2 to this Current Report on Form 8-K is a press release announcing the appointment of Mr. Shah to the Board.

The information furnished under this Item 7.01, including the exhibit related thereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward Looking Statements

This Current Report on Form 8-K includes “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934 and the United States Private Securities Litigation Reform Act of 1995. All statements contained in this current report on Form 8-K other than statements of historical facts, including, without limitation, statements regarding KLDiscovery’s future financial and business performance, attractiveness of KLDiscovery’s product offerings and platform and the value proposition of KLDiscovery’s products, are forward-looking statements. When used in this current report on Form 8-K, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside KLDiscovery’s management’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: KLDiscovery’s potential failure to comply with privacy and information security regulations governing the client datasets it processes and stores; the outbreak of disease or similar public health threat, such as COVID-19; KLDiscovery’s ability to operate in highly competitive markets, and potential adverse effects of this competition; risk of decreased revenues if KLDiscovery does not adapt its pricing models; the ability to deliver products and services following a disaster or business continuity event; potential disruption of KLDiscovery’s products, offerings, website and networks; the ability to attract, motivate and retain qualified employees, including members of KLDiscovery’s senior management team; the ability to maintain a high level of client service and expand operations; potential issues with KLDiscovery’s product offerings that could cause legal exposure, reputational damage and an inability to deliver services; KLDiscovery’s ability to develop new products, improve existing products and adapt its business model to keep pace with industry trends; risk that

KLDiscovery’s products and services fail to interoperate with third-party systems; potential unavailability of third-party technology that KLDiscovery uses in its products and services; difficulties resulting from KLDiscovery’s implementation of new consolidated business systems; the ability to comply with various trade restrictions, such as sanctions and export controls, resulting from KLDiscovery’s international operations; potential intellectual property infringement claims; and KLDiscovery’s substantial indebtedness.

These risks and other factors discussed in the “Risk Factors” section of KLDiscovery’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the Securities Exchange Commission (“SEC”) on March 26, 2020, and any other reports KLDiscovery files with the SEC could cause actual results to differ materially from those expressed or implied by forward-looking statements made by KLDiscovery or on our behalf.

Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.  All statements speak only as of the date made, and unless legally required, KLDiscovery undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	KLDiscovery Earnings Press Release, dated March 17, 2021.
99.2	KLDiscovery Board of Directors Press Release, dated March 17, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLDiscovery Inc.

Date: March 17, 2021	By:	/s/ Christopher J. Weiler
	Name:	Christopher J. Weiler
	Title:	Chief Executive Officer